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                                     HACH COMPANY
                                1993 STOCK OPTION PLAN
                  AS AMENDED AND RESTATED AS OF NOVEMBER 25, 1997


     1.   PURPOSE OF THE PLAN.

     The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning employee financial interests with long-term shareholder value.

     Options granted hereunder may be either Incentive Stock Options or Non-qualified Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Committee, if such Committee has been appointed, or the Board of Directors of the Company, if such Committee has not been appointed.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed; provided, however, if the Board of Directors appoints more than one Committee pursuant to Section 4, then "Committee" shall refer to the appropriate Committee, as indicated by the context of the reference.

          (d) "Common Stock" shall mean the $1.00 par value Common Stock of Hach Company.

          (e) "Class A Common Stock" shall mean the $1.00 par value Class A Common Stock of the Company.

          (f) "Stock" shall include Common Stock and Class A Common Stock as indicated by the context of the reference.

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          (g)  "Company" shall mean Hach Company, a Delaware corporation, and any successor thereto.

          (h) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence authorized in writing by a Vice President of the Company prior to its commencement.

          (i) "Disinterested Person" shall have the same meaning as defined in Rule 16b-3(c)(2) promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act.

          (j) "Employee" shall mean any person, including officers, employed by the Company or any Parent or Subsidiary of the Company.

          (k) "Incentive Stock Option" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (l) "Maximum Annual Employee Grant" shall have the meaning set forth in Section 5(e).

          (m) "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (n)  "Option" shall mean a stock option granted pursuant to the Plan.

          (o)  "Optioned Stock" shall mean the Stock subject to an Option.

          (p)  "Optionee" shall mean an Employee who receives an Option.

          (q) "Outside Director" shall have the same meaning as defined or interpreted for purposes of Section 162(m) of the Code.

          (r) "Parent" shall mean a "parent corporation" whether now or hereafter existing, as defined in Section 424(e) of the Code.

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          (s)  "Plan" shall mean this 1993 Stock Option Plan, including any amendments hereto.

          (t) "Share" shall mean one share of Stock, as adjusted in accordance with Section 12 of the Plan.

          (u) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Six Hundred Twenty-Five Thousand (625,000) shares of Common Stock and Two Million, One Hundred Twenty-Five Thousand (2,125,000) shares of Class A Common Stock. The Shares may be authorized, but unissued, or reacquired shares of Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.

               (i) The Board of Directors may appoint one or more Committees each consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

               (ii)  Any grants of Options to officers who are subject to
          Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") shall only be made by a Committee of two or more directors, each of whom is a Disinterested Person provided, however, that in the case of grants as to which Section 162(m) might otherwise apply such grant shall only be made by a Committee comprised solely of Outside Directors.

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               (iii)      Subject to the foregoing subparagraphs (1) and (2),
          from time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies however caused.

          (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to grant options to purchase solely Common Stock or solely Class A Common Stock or a combination of both Common Stock and Class A Common Stock; (iii) to determine, in accordance with Section 8(b) of the Plan, the fair market value of the Stock; (iv) to determine, in accordance with Section 8(a) of the Plan, the exercise price per share of Options to be granted; (v) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;
     (vi) to interpret the Plan; (vii) to prescribe, amend, and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (ix) to reduce the exercise price per share of outstanding and unexercised Options;
     (x) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (xi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) EFFECT OF BOARD'S DECISION. All decisions, determinations, and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   ELIGIBILITY.

          (a) Options may be granted only to Employees. Notwithstanding the foregoing, Kathryn Hach-Darrow is not eligible to participate in the Plan. For avoidance of doubt, directors are not eligible to participate in the Plan unless they are full-time Employees.

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          (b)  Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall specify whether they relate to Common Stock or Class A Common Stock or both classes. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

          (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the employment relationship at any time, with or without cause.

          (e) The maximum number of Shares with respect to which an Option or Options may be granted to any Employee in any one taxable year of the Company shall not exceed fifty thousand (50,000) shares (the "Maximum Annual Employee Grant").

     6.   TERM OF PLAN.

     The Plan shall become effective as of December 17, 1993; provided that the Plan and any Options granted prior to the 1994 Annual Meeting of the Company's stockholders are subject to the approval by the stockholders at that meeting. It shall continue in effect until December 17, 2003, unless sooner terminated under Section 15 of the Plan.

     7.   TERM OF OPTION.

     The term of each Option shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

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     8.   EXERCISE PRICE AND CONSIDERATION.

          (a) The per Share exercise price under each Option shall be such price as is determined by the Board, subject to the following:

               (1)  In the case of an Incentive Stock Option

                    (i) granted to an Employee who at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                    (ii) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

               (2) In the case of a Nonqualified Stock Option the per Share exercise price may be less than, equal to, or greater than the fair market value per Share on the date of grant.

          (b) The fair market value per Share shall be the closing price per share of the Common Stock or the Class A Common Stock, as applicable, on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on the date of grant. If there is no reported closing price of such shares of Common Stock or Class A Common Stock on NASDAQ on such day the closing price for such day for such stock will be deemed to be the mean of the closing bid and asked quotations on NASDAQ for that day. If the Common Stock ceases to be listed on the NASDAQ National Market System, the Board shall designate an alternative method of determining the fair market value of the Common Stock or Class A Common Stock.

          (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly

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     deliver to the Company the amount of sale proceeds necessary to pay the exercise price. An Optionee may also in addition pay all or a part of the purchase price with Shares of Common Stock and/or Shares of Class A Common Stock, provided, however that in the case of Options granted before September 10, 1997, the date the Company's dual class capital structure became effective, options must be exercised in tandem (i.e. both the option on Common Stock and the companion option on Class A Common Stock which resulted from the change to a dual class capital structure must be exercised at the same time) and, provided further, that the number of shares of each class which may be so utilized in payment of the options shall be subject to such additional rules and restrictions as the Committee or the Board may promulgate for such exercises. Shares used to pay the exercise price shall be valued at their fair market value on the exercise date. With the approval of the Board, the Optionee may borrow from the Company all or any portion of the funds needed to pay the price on such terms and conditions as the Board deems appropriate, provided that (i) the interest rate for any such loan by the Company shall not be less than the "applicable federal rate" (as defined by Code Section 1274(d)(1)(A)) in effect on the date of such loan or any other rate as necessary to avoid the imputation of interest under the Code or other applicable law, (ii) proceeds of the loan are used solely to pay the exercise price of an Option granted pursuant to this Plan, and (iii) the Optionee executes a promissory note and such other documents as the Board deems appropriate to evidence the Optionee's indebtedness to the Company, and pledges the Shares received in exchange for such borrowed funds as collateral for such loan.

          (d) Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay any federal, state, and local withholding obligations of the Company, if applicable. If any disqualifying disposition described in
     Section 421(b) of the Code is made with respect to Shares acquired upon exercise of an Incentive Stock Option granted pursuant to the Plan or any election described in Section 10 is made, then the person making such disqualifying disposition or election shall notify the Company promptly in writing of such event and remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Optionee or from any Shares due to the Optionee under the Plan. An Optionee may elect to pay such

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     withholding tax obligations by having the Company withhold Shares of
     Common Stock having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Option is exercised. The following provisions shall apply to such elections if made by an Optionee who is a Section 16 officer (i) if an Optionee has received multiple Options, a separate election must be made for each Option; (ii) the election may be a "standing election," i.e., upon making an election, a fixed date need not be set for the exercise of the Option to which the election relates; (iii) the election will be subject to the approval or disapproval of the Board, which approval or disapproval may be given at any time after the election to which it relates; (iv) the election may not be made within six months following the date of grant of the Option to which it relates; (v) the election must be made six months prior to the day the Option is exercised, or both the election and exercise must be made in the ten-day
     "window period" beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings;
     and (vi) an election may be revoked, or may be reinstituted after a revocation, only upon six months' prior notice.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise (designating the class of stock being exercised if the Option was granted for both classes and both classes are then subject to exercise) has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. In the event no class is specified in the written notice, the notice of exercise shall be deemed to first apply to Class A Common Stock and secondly to the Common Stock if both classes are subject to exercise at the time written notice of exercise is given. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under
Section 8(c) of the Plan.  Until the

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issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 5(b), the Company shall issue a stock certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate sock certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares of the class of stock as to which such exercise relates which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF STATUS AS EMPLOYEE. In the event of termination of an Optionee's Continuous Status as an Employee, such Optionee may exercise stock options to the extent exercisable on the date of termination. Such exercise must occur within three (3) months (or such shorter time as may be specified in the grant), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, the Option shall terminate.

          (c)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
     Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12)

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     months), the Optionee may exercise the Option, but only to the extent of the right to exercise that would have accrued had the Optionee remained in Continuous Status as an Employee for a period of twelve (12) months after the date on which the Employee ceased working as a result of the total and permanent disability. Such exercise must occur within eighteen
     (18) months (or such shorter time as is specified in the grant) from the date on which the Employee ceased working as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise such Option within the time specified herein, the Option shall terminate.

          (d) DEATH OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee:

               (i) who as at the time of death was an Employee of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee twelve (12) months after the date of death; or

               (ii) whose Option has not yet expired but whose Continuous Status as an Employee terminated not more than three (3) months prior to the date of death, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (e)  EXTENSION OF EXERCISE PERIOD.  Notwithstanding subsections (b),
     (c), and (d) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the

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     term of an option beyond the date on which the option would have expired if no termination of the Employee's Continuous Status as an Employee had occurred).

     10.  NOTIFICATION UNDER CODE SECTION 83(b).

     The Board may, on the date of grant of an Option or any later date, prohibit an Optionee from making the election described in this Section 10. If the Board has not prohibited such Optionee from making such election, and the Optionee, in connection with the exercise of any Option, makes the election permitted under Section 83(b) of the Code (i.e., an election to include in such Optionee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Optionee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

     11.  NON-TRANSFERABILITY OF OPTIONS.

     The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; MERGER OR  CHANGE IN
  CONTROL.

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock or Class A Common Stock covered by each outstanding Option, the Maximum Annual Employee Grant and the number of shares of Common Stock or Class A Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock or Class A Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares, respectively, of Common Stock or Class A Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock or Class A Common Stock, or any other increase or decrease in the number of issued shares of Common Stock or Class A Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock or Class A Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of the date fixed by the Board and give each Optionee the right to exercise an Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume an Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     13.  TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of an option and all conditions to the grant have been satisfied, provided that conditions to the exercise of an option shall not defer the date of grant. Notice of a grant shall be given to each Employee to whom an Option is so granted within a reasonable time after the determination has been made.

     14.  SUBSTITUTIONS AND ASSUMPTIONS.

     The Board shall have the right to substitute or assume Options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

     15.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided that, the following revisions or amendments shall require approval of or ratification by the stockholders of the
     Company:

               (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 12 of the Plan; or

               (ii) if the Company has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any change which would require stockholder approval pursuant to Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act.

          (b) EMPLOYEES IN FOREIGN COUNTRIES. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Options granted to Employees employed in such countries and to meet the objectives of the Plan.

          (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16.  CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     17.  RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  OTHER COMPENSATION PLANS.

     Nothing contained in the Plan shall prevent the Company or any affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     19.  NO ILLEGAL TRANSACTIONS.

     The Plan and all Options granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Option, Optionees shall not be entitled to exercise Options or receive the benefits thereof and the Company shall not be obligated to deliver any Shares or pay any benefits to a Optionee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Optionee or the Company of any provision of any such law or regulation.

     20.  CONTROLLING LAW.

     The law of the State of Colorado, except its law with respect to choice of law and except as to matters relating to corporate law

(in which case the corporate law of the State of Delaware shall control), shall be controlling in all matters relating to the Plan.

     21.  TAX LITIGATION.

     The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Plan and that the Company believes to be important to Optionees and to conduct any such contest or any litigation arising therefrom to a final decision.

     22.  SEVERABILITY.

     If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner in which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     23.  INDEMNIFICATION.

     Each person who is or at any time serves as a member of the Board shall be indemnified and held harmless by the Company against and from: (i) any loss, cost, liability or expense, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification provision shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the By-Laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

     24.  RELIANCE ON REPORTS.

     Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of, or counsel for, the Company and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any failure to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if done in good faith.

     25.  EXPENSES.

     The Company shall bear all expenses of administering the Plan.

     26.  TITLES AND HEADINGS.

     The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     27.  STOCKHOLDER APPROVAL.

     The Plan is subject to approval by the shareholders of the Company at the Annual Meeting of Shareholders to be held in September, 1998.